                                                                Exhibit 12(c)(2)


March 10, 2000                                                      CONFIDENTIAL

Materials Prepared for the Special Committee of the Board of Directors

Project Clip

                                                                CONFIDENTIAL   1
--------------------------------------------------------------------------------
      Project Clip


Purchase Price versus Trading History

      The proposed purchase price of $16.50 per share represents a significant premium to BCOP's pre-announcement trading levels:

            o 8% premium to BCOP's March 9, 2000 share price, which reflects the expectations of a buyout

            o 55% premium to BCOP's share price 1 week prior to BCC's original announcement

            o 60% premium to BCOP's share price 4 weeks prior to BCC's original announcement

            o     6% premium to BCOP's LTM high price

            BCOP Share Price Performance and Trading Volume March 9, 1999 through March 9, 2000


                          [See DATA POINTS THAT FOLLOW]


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL   2
--------------------------------------------------------------------------------
      Project Clip


DATE                               VOLUME                                  PRICE
----                               ------                                  -----

3/9/99                              3,100                                 $12.13
3/10/99                             7,800                                  12.25
3/11/99                             5,300                                  12.00
3/12/99                            24,100                                  12.00
3/15/99                             3,500                                  12.44
3/16/99                            20,700                                  12.19
3/17/99                            12,700                                  12.00
3/18/99                             5,300                                  11.56
3/19/99                            30,400                                  11.63
3/22/99                            15,400                                  11.06
3/23/99                            14,000                                  11.00
3/24/99                            14,300                                  10.75
3/25/99                             4,100                                  11.13
3/26/99                            12,300                                  11.31
3/29/99                             8,300                                  11.81
3/30/99                             9,000                                  11.50
3/31/99                            11,200                                  11.13
4/1/99                             38,500                                  10.38
4/5/99                             24,000                                   9.88
4/6/99                             53,000                                  10.94
4/7/99                             26,500                                  10.63
4/8/99                              7,400                                  10.75
4/9/99                             32,800                                  11.50
4/12/99                            29,400                                  11.56
4/13/99                            22,200                                  11.88
4/14/99                            59,000                                  11.94
4/15/99                            46,500                                  11.50
4/16/99                              8800                                  11.56
4/19/99                             47700                                  11.94
4/20/99                             13300                                  11.38
4/21/99                             36000                                  11.75
4/22/99                              7300                                  11.88
4/23/99                              2300                                  11.94
4/26/99                             10900                                  11.81
4/27/99                              2300                                  11.81
4/28/99                             26000                                  11.88


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL   3
--------------------------------------------------------------------------------
      Project Clip


4/29/99                             33800                                  12.75
4/30/99                              3100                                  12.38
5/3/99                              14900                                  12.25
5/4/99                              11900                                  11.75
5/5/99                              25300                                  11.94
5/6/99                               5900                                  11.88
5/7/99                              10400                                  11.75
5/10/99                             14100                                  12.31
5/11/99                             13000                                  12.56
5/12/99                             26200                                  12.56
5/13/99                             37900                                  12.56
5/14/99                             17000                                  12.00
5/17/99                              1800                                  12.00
5/18/99                             10100                                  12.25
5/19/99                               600                                  12.31
5/20/99                             16300                                  12.44
5/21/99                              2800                                  12.38
5/24/99                             11600                                  11.50
5/25/99                             26200                                  12.00
5/26/99                             18700                                  11.44
5/27/99                              4400                                  11.38
5/28/99                             11500                                  11.94
6/1/99                              24400                                  12.00
6/2/99                              24900                                  11.13
6/3/99                              11200                                  11.25
6/4/99                              10400                                  11.38
6/7/99                               2100                                  11.50
6/8/99                               6900                                  11.63
6/9/99                               4700                                  11.81
6/10/99                                 0                                  11.81
6/11/99                             14600                                  11.13
6/14/99                              8600                                  11.38
6/15/99                              9700                                  11.25
6/16/99                              3800                                  11.25
6/17/99                             58600                                  12.13
6/18/99                             12500                                  11.88
6/21/99                             11600                                  11.56
6/22/99                             26200                                  11.75
6/23/99                             18700                                  12.00


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL   4
--------------------------------------------------------------------------------
      Project Clip


6/24/99                              8400                                  12.13
6/25/99                              2500                                  12.06
6/28/99                              6500                                  12.06
6/29/99                              1400                                  11.94
6/30/99                             30200                                  11.75
7/1/99                              28900                                  10.94
7/2/99                              21700                                  10.88
7/6/99                               6700                                  11.00
7/7/99                              18500                                  11.69
7/8/99                              34900                                  11.50
7/9/99                              11000                                  11.88
7/12/99                             10700                                  12.00
7/13/99                             17000                                  12.25
7/14/99                              9900                                  12.00
7/15/99                            186800                                  12.50
7/16/99                             44100                                  12.06
7/19/99                            103100                                  11.69
7/20/99                             11400                                  11.94
7/21/99                             10800                                  11.94
7/22/99                              7800                                  12.00
7/23/99                             73900                                  11.94
7/26/99                              5100                                  11.69
7/27/99                             14200                                  11.38
7/28/99                              3200                                  11.25
7/29/99                             16400                                  11.13
7/30/99                             17300                                  11.00
8/2/99                               4200                                  11.00
8/3/99                              14600                                  11.44
8/4/99                               1900                                  11.38
8/5/99                               5900                                  11.38
8/6/99                              71200                                  10.38
8/9/99                                  0                                  10.69
8/10/99                              7800                                  10.63
8/11/99                             14000                                  10.63
8/12/99                              2000                                  10.75
8/13/99                              3100                                  10.56
8/16/99                            466600                                  10.63
8/17/99                              5100                                  10.38
8/18/99                            161500                                  10.25


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL   5
--------------------------------------------------------------------------------
      Project Clip


8/19/99                              6500                                  10.44
8/20/99                             16200                                  10.50
8/23/99                              7800                                  10.50
8/24/99                             23900                                  11.00
8/25/99                             36400                                  10.38
8/26/99                             14300                                  10.31
8/27/99                              7100                                  10.25
8/30/99                             15900                                   9.88
8/31/99                             61900                                   9.63
9/1/99                               9000                                  10.13
9/2/99                              43400                                  10.13
9/3/99                              15000                                  10.19
9/7/99                              74500                                  10.38
9/8/99                              47700                                  10.25
9/9/99                               6000                                  10.31
9/10/99                             45200                                  10.38
9/13/99                               900                                  10.31
9/14/99                              6300                                  10.31
9/15/99                              7500                                  10.19
9/16/99                              4700                                   9.94
9/17/99                             26400                                   9.75
9/20/99                            239300                                  10.00
9/21/99                             11200                                   9.94
9/22/99                               900                                   9.94
9/23/99                             40700                                  10.19
9/24/99                             13900                                  10.13
9/27/99                              2000                                  10.06
9/28/99                              3400                                  10.00
9/29/99                              7500                                  10.19
9/30/99                             17000                                  10.88
10/1/99                             15100                                  10.69
10/4/99                             10400                                  11.25
10/5/99                             17500                                  11.00
10/6/99                              5600                                  10.56
10/7/99                              3100                                  10.63
10/8/99                              4300                                  10.50
10/11/99                             5500                                  10.19
10/12/99                           130200                                   9.75
10/13/99                            20200                                   9.56


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL   6
--------------------------------------------------------------------------------
      Project Clip


10/14/99                            26800                                  10.50
10/15/99                            31200                                  10.13
10/18/99                            16700                                  10.25
10/19/99                            11600                                  10.25
10/20/99                             6400                                  10.13
10/21/99                             8700                                  10.25
10/22/99                            37200                                  10.19
10/25/99                             4100                                  10.06
10/26/99                            14700                                  10.00
10/27/99                             6400                                  10.25
10/28/99                            34300                                  10.13
10/29/99                            31100                                  10.25
11/1/99                             28500                                  10.63
11/2/99                              3900                                  10.38
11/3/99                              8200                                  10.31
11/4/99                              7100                                  10.13
11/5/99                              7000                                  10.13
11/8/99                             47000                                  10.00
11/9/99                             14900                                  10.25
11/10/99                            21000                                  10.50
11/11/99                            11800                                  10.50
11/12/99                            30300                                  11.00
11/15/99                            11600                                  10.81
11/16/99                            37700                                  11.06
11/17/99                             9200                                  11.06
11/18/99                            32100                                  11.88
11/19/99                            17900                                  11.56
11/22/99                            42800                                  11.00
11/23/99                            45100                                  10.81
11/24/99                            25200                                  10.63
11/26/99                             9900                                  10.63
11/29/99                            17100                                  10.63
11/30/99                            41000                                  11.50
12/1/99                           1079400                                  14.69
12/2/99                            454700                                  14.88
12/3/99                            215600                                  14.75
12/6/99                            176900                                  14.81
12/7/99                            151300                                  15.31
12/8/99                            216300                                  15.00


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL   7
--------------------------------------------------------------------------------
      Project Clip


12/9/99                             97300                                  14.94
12/10/99                            72900                                  15.25
12/13/99                            23400                                  15.06
12/14/99                            47800                                  15.00
12/15/99                            67300                                  14.94
12/16/99                            42800                                  14.88
12/17/99                            76700                                  14.94
12/20/99                            66500                                  14.81
12/21/99                            95800                                  14.75
12/22/99                            99000                                  14.94
12/23/99                            32800                                  15.00
12/27/99                            17900                                  15.06
12/28/99                            12300                                  15.06
12/29/99                            13500                                  15.00
12/30/99                            24400                                  15.06
12/31/99                            11400                                  15.00
1/3/00                             109000                                  15.06
1/4/00                              43700                                  14.88
1/5/00                              36800                                  14.88
1/6/00                              16900                                  14.88
1/7/00                               9100                                  14.94
1/10/00                             44500                                  14.75
1/11/00                             35600                                  14.81
1/12/00                            185300                                  14.50
1/13/00                             75000                                  14.50
1/14/00                             22900                                  14.69
1/18/00                             32900                                  14.69
1/19/00                             31900                                  14.75
1/20/00                            140000                                  15.06
1/21/00                             28900                                  15.06
1/24/00                             42700                                  15.00
1/25/00                             20800                                  15.19
1/26/00                             30400                                  15.25
1/27/00                              6300                                  15.19
1/28/00                             26300                                  15.13
1/31/00                             18400                                  15.06
2/1/00                              24300                                  15.13
2/2/00                              32300                                  15.19
2/3/00                              19400                                  15.38


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL   8
--------------------------------------------------------------------------------
      Project Clip


2/4/00                              44400                                  15.25
2/7/00                              11900                                  15.19
2/8/00                              26400                                  15.56
2/9/00                              54800                                  15.00
2/10/00                            122300                                  14.81
2/11/00                            128300                                  14.88
2/14/00                              6000                                  15.44
2/15/00                              7700                                  15.25
2/16/00                             18400                                  15.19
2/17/00                             41500                                  15.00
2/18/00                             17800                                  14.94
2/22/00                             42100                                  14.94
2/23/00                             16300                                  14.75
2/24/00                             28100                                  14.88
2/25/00                             37800                                  14.75
2/28/00                             11600                                  14.75
2/29/00                             19900                                  14.88
3/1/00                              41800                                  15.06
3/2/00                              13400                                  14.94
3/3/00                              17800                                  14.88
3/6/00                            1053200                                  15.25
3/7/00                             425100                                  15.19
3/8/00                             148800                                  15.63
3/9/00                              45400                                  15.25


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL 9
--------------------------------------------------------------------------------
      Project Clip


Transaction Multiples versus Recent Trading Multiples
--------------------------------------------------------------------------------

(Amounts in Millions)
================================================================================
                                           PUBLIC MARKET VALUATION
                          ------------------------------------------------------
                          PRE-ANNOUNCEMENT(1)      CURRENT(2)        OFFER PRICE
--------------------------------------------------------------------------------
Share Price                      $11.50             $15.63              $16.50
Equity Market Value                $774             $1,052              $1,111
Enterprise Value(3)              $1,142             $1,420              $1,479
--------------------------------------------------------------------------------

================================================================================
                                           MARKET TRADING MULTIPLES
                          ------------------------------------------------------
                           PRE-ANNOUNCEMENT         CURRENT          OFFER PRICE
--------------------------------------------------------------------------------
2000E Multiples:
EV / Revenues                      0.3x               0.4x                0.4x
EV / EBITDA                        4.8x               5.9x                6.3x
EV / EBIT                          6.8x               8.3x                8.9x
--------------------------------------------------------------------------------
Price / Earnings                   9.2x              12.9x               14.0x
--------------------------------------------------------------------------------

1999A/E Multiples:
EV / Revenues                      0.3x               0.4x                0.4x
--------------------------------------------------------------------------------
EV / EBITDA                        5.5x               6.5x                7.0x
--------------------------------------------------------------------------------
EV / EBIT                          7.8x               9.2x                9.9x
Price / Earnings                  10.6x              14.2x               15.4x
--------------------------------------------------------------------------------

(1)   Share price as of November 30,1999.
(2)   Share price as of March 8, 2000.
(3) Equity market value (fully diluted) plus debt and JPG earnout less cash and option proceeds.


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL  10
--------------------------------------------------------------------------------
      Project Clip


Historical Financial Summary
--------------------------------------------------------------------------------

(Dollars in Millions)
===============================================================================================
                                                                                      '95 - '99
                                     1995      1996       1997      1998(1)    1999     CAGR
-----------------------------------------------------------------------------------------------
Sales                                $1,316    $1,986    $2,597     $3,067    $3,382    26.6%
  % Growth                            44.8%     50.9%     30.8%      18.1%     10.2%
  % Same Location Sales Growth        26.1%     14.4%     13.7%      11.0%      7.3%

Gross Profit                           $335      $518      $655       $789      $870    26.9%
  % Margin                            25.5%     26.1%     25.2%      25.7%     25.7%

EBITDA                                  $88      $129      $161       $184      $210    24.3%
  % Margin                             6.7%      6.5%      6.2%       6.0%      6.2%

EBIT                                    $73      $102      $120       $133      $149    19.7%
  % Margin                             5.5%      5.1%      4.6%       4.3%      4.4%

Earnings per Share                    $0.43     $0.88     $0.89      $0.92     $1.10    26.5%
  % Growth                            --       104.7%      1.1%       3.3%     19.6%

Depreciation & Amortization             $15       $27       $41        $51       $61    41.2%
  % of Sales                           1.2%      1.4%      1.6%       1.7%      1.8%

Capital Expenditures                    $22       $43       $67        $66       $52    23.8%
  % of Sales                           1.7%      2.2%      2.6%       2.2%      1.5%
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   1998 excludes restructuring charges.
Source: Company reports.


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL  11
--------------------------------------------------------------------------------
      Project Clip


Case #1 and Case #2
--------------------------------------------------------------------------------

======================================================================================
                                       CASE #1                       CASE #2
                              --------------------------    --------------------------
                              1999A     2000E     2004P     1999A     2000E     2004P
--------------------------------------------------------------------------------------
Sales Growth (5-Year CAGR)       --        --      10.4%       --        --       8.2%
EBITDA Margin                   6.2%      6.2%      6.8%      6.2%      6.2%      6.2%
EBIT Margin                     4.4%      4.4%      5.3%      4.4%      4.4%      4.4%
Tax Rate                       43.0%     41.0%     41.0%     43.0%     41.0%     41.0%
CapEx/Sales                     1.5%      1.9%      1.8%      1.5%      1.9%      1.8%
Working Capital/Sales           6.6%      8.3%      9.4%      6.6%      8.3%      8.2%
Inventory Turnover            11.1x     11.9x     13.0x     11.1x     11.9x     11.9x
Sales/Assets                   2.2x      2.4x      2.8x      2.2x      2.4x      2.6x
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Source: Case #1: BCOP 5 year financial forecast dated December 14, 1999.
Case #2: Based on discussion with Management and the Special Committee.


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL  12
--------------------------------------------------------------------------------
      Project Clip


Methodology Overview
--------------------------------------------------------------------------------

Analysis            Description                   Methodology
---------------     --------------------------    ------------------------------

---------------     ------------------------------------------------------------
Discounted          o  Intrinsic, long-term       o  Discount 10 years of
Cash Flow              theoretical value             cash flows; add terminal
("DCF")                                              value based on multiples
                                                     of trailing EBITDA or
                                                     net income
---------------     ------------------------------------------------------------

---------------     ------------------------------------------------------------
Comparable          o  Public equity market       o  Apply trading multiples
Companies              multiple analysis             of similar businesses to
Analysis                                             1999 and 2000 operating
                                                     estimates
---------------     ------------------------------------------------------------

---------------     ------------------------------------------------------------
Premiums            o  Premiums paid in           o  Apply historical
Paid                   comparable squeeze-out        squeeze-out premiums to
Analysis               transactions                  the current market value
                                                     of the shares
---------------     ------------------------------------------------------------

CSFB was advised by Counsel to the Special Committee that a comparable acquisition analysis is not applicable under Delaware law.


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL  13
--------------------------------------------------------------------------------
      Project Clip


Discounted Cash Flow Analysis - Case #1
--------------------------------------------------------------------------------

(Dollars in Millions)

=======================================================================================
                         1998A(1)    1999A    2000P    2001P    2002P    2003P    2004P
---------------------------------------------------------------------------------------
Sales                      $3,067   $3,382   $3,785   $4,255   $4,700   $5,125   $5,547
 % Growth                    18.1%    10.2%    11.9%    12.4%    10.5%     9.0%     8.2%

EBITDA                       $184     $210     $233     $281     $317     $349     $379
 % Margin                     6.0%     6.2%     6.2%     6.6%     6.7%     6.8%     6.8%

EBIT                         $133     $149     $165     $207     $239     $269     $295
 % Margin                     4.3%     4.4%     4.4%     4.9%     5.1%     5.2%     5.3%

Capital Expenditures          $66      $52      $72      $84      $75      $92     $102
 % of Sales                   2.2%     1.5%     1.9%     2.0%     1.6%     1.8%     1.8%

Change in Working Capital     $38       $7      $16      $24      $54      $57      $75
 % of Change in Sales         8.1%     2.2%     3.9%     5.1%    12.1%    13.5%    17.8%
---------------------------------------------------------------------------------------

================================================================================
                                                                     '99A-'09P
                          2005P    2006P    2007P    2008P    2009P     CAGR
--------------------------------------------------------------------------------
Sales                    $5,990   $6,410   $6,858   $7,339   $7,852      8.8%
 % Growth                   8.0%     7.0%     7.0%     7.0%     7.0%

EBITDA                     $409     $438     $468     $501     $536      9.8%
 % Margin                   6.8%     6.8%     6.8%     6.8%     6.8%

EBIT                       $321     $343     $366     $391     $417     10.8%
 % Margin                   5.4%     5.4%     5.3%     5.3%     5.3%

Capital Expenditures       $109     $117     $125     $133     $143     10.6%
 % of Sales                 1.8%     1.8%     1.8%     1.8%     1.8%

Change in Working Capital   $73      $38      $40      $43      $45     20.6%
 % of Change in Sales      16.6%     9.0%     8.9%     8.9%     8.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ENTERPRISE VALUE
--------------------------------------------------------------------------------
                                      TERMINAL VALUE EBITDA MULTIPLE
Discount                  ------------------------------------------------------
  Rate                     5.0x        5.5x        6.0x        6.5x        7.0x
--------------------------------------------------------------------------------
   10%                    $1,609      $1,712      $1,816      $1,919      $2,022
   11%                    $1,491      $1,585      $1,679      $1,774      $1,868
   12%                    $1,383      $1,469      $1,555      $1,642      $1,728
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PER SHARE EQUITY VALUE
--------------------------------------------------------------------------------
                                      TERMINAL VALUE EBITDA MULTIPLE
Discount                  ------------------------------------------------------
  Rate                     5.0x        5.5x        6.0x        6.5x        7.0x
--------------------------------------------------------------------------------
   10%                    $18.44      $19.97      $21.51      $23.04      $24.58
   11%                    $16.68      $18.08      $19.48      $20.88      $22.28
   12%                    $15.07      $16.36      $17.64      $18.92      $20.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   1998 excludes restructuring charges.
(2)   Includes investments in P,P&E and capitalized software expenditures.

Note: Implied per share value based upon fully-diluted shares of 67.13 million, debt of $366 million, cash and option proceeds of $45 million, and earn-out payments of $46 million. CSFB extrapolated Management estimates through 2009P assuming revenue growth of 8% in 2005 and 7% thereafter with stable EBITDA margins.


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL  14
--------------------------------------------------------------------------------
      Project Clip


Discounted Cash Flow Analysis - Case #2
--------------------------------------------------------------------------------

(Dollars in Millions)

==============================================================================================
                          1998A(1)     1999A     2000P     2001P     2002P     2003P     2004P
----------------------------------------------------------------------------------------------
Sales                       $3,067    $3,382    $3,785    $4,088    $4,374    $4,680    $5,008
 % Growth                     18.1%     10.2%     11.9%      8.0%      7.0%      7.0%      7.0%

EBITDA                        $184      $210      $233      $252      $269      $288      $308
 % Margin                      6.0%      6.2%      6.2%      6.2%      6.2%      6.2%      6.2%

EBIT                          $133      $149      $165      $181      $193      $207      $222
 % Margin                      4.3%      4.4%      4.4%      4.4%      4.4%      4.4%      4.4%

Capital Expenditures           $66       $52       $72       $74       $79       $84       $90
 % of Sales                    2.2%      1.5%      1.9%      1.8%      1.8%      1.8%      1.8%

Change in Working capital      $38        $7       $16       $23       $22       $23       $25
 % of Change in Sales          8.1%      2.2%      3.9%      7.6%      7.6%      7.6%      7.6%
----------------------------------------------------------------------------------------------

=======================================================================================
                                                                             '99A-'09P
                            2005P     2006P     2007P     2008P     2009P       CAGR
---------------------------------------------------------------------------------------
Sales                      $5,309    $5,627    $5,965    $6,323    $6,702       7.1%
 % Growth                     6.0%      6.0%      6.0%      6.0%      6.0%

EBITDA                       $327      $346      $367      $389      $412       7.0%
 % Margin                     6.2%      6.2%      6.2%      6.2%      6.2%

EBIT                         $230      $243      $257      $271      $287       6.7%
 % Margin                     4.3%      4.3%      4.3%      4.3%      4.3%

Capital Expenditures          $96      $101      $107      $114      $121       8.7%
 % of Sales                   1.8%      1.8%      1.8%      1.8%      1.8%

Change in Working capital     $23       $24       $25       $27       $29      15.1%
 % of Change in Sales         7.5%      7.5%      7.5%      7.5%      7.5%
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ENTERPRISE VALUE
--------------------------------------------------------------------------------
                                           TERMINAL VALUE EBITDA MULTIPLE
Discount                            --------------------------------------------
  Rate                               5.0x      5.5x     6.0x      6.5x     7.0x
--------------------------------------------------------------------------------
   10%                              $1,350    $1,430   $1,509    $1,589   $1,668
   11%                              $1,254    $1,327   $1,400    $1,472   $1,545
   12%                              $1,167    $1,233   $1,300    $1,366   $1,433
--------------------------------------------------------------------------------

                             PER SHARE EQUITY VALUE
--------------------------------------------------------------------------------
                                           TERMINAL VALUE EBITDA MULTIPLE
Discount                            --------------------------------------------
  Rate                               5.0x      5.5x     6.0x      6.5x     7.0x
--------------------------------------------------------------------------------
   10%                              $14.59    $15.77   $16.96    $18.14   $19.32
   11%                              $13.17    $14.25   $15.33    $16.41   $17.48
   12%                              $11.87    $12.86   $13.84    $14.83   $15.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   1998 excludes restructuring charges.
(2)   Includes investments in P,P&E and capitalized software expenditures.

Note: Implied per share value based upon fully-diluted shares of 67.3 million, debt of $366 million, cash and option proceeds of $45 million, and earn-out payments of $46 million.


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

                                                                CONFIDENTIAL  15
--------------------------------------------------------------------------------
      Project Clip


Comparable Company Analysis
--------------------------------------------------------------------------------

(Dollars in Millions)

====================================================================================================================================
                       PRICE AS   EQUITY    ADJUSTED        AMV/EBITDA          PRICE/EARNINGS        2000E     LONG-TERM
                        A % OF    MARKET     MARKET     -----------------     -----------------       EBITDA      GROWTH      DEBT/
       COMPANY         LTM HIGH   VALUE      VALUE      1999A/E     2000E     1999A/E     2000E       MARGIN       RATE      CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BCOP - current            99%     $1,052     $1,420       6.5x       5.9x      14.2x      12.9x        6.2%         16%        37%
BCOP - Pro-Announcement   75%       $774     $1,142       5.5x       4.8x      10.6x       9.2x        6.2%         16%        37%
BCOP - Offer Price       105%     $1,111     $1,479       7.0x       6.3x      15.4x      14.0x        6.2%         16%        37%
------------------------------------------------------------------------------------------------------------------------------------

Contract Stationers
-------------------

Buhrmann NV(1)            84%     $2,308     $4,338      10.0x       7.3x      19.3x      15.0x        4.8%         10%        69%

U.S. Office Products      33%         83      1,286       7.6x        N/A         NM        N/A        6.1%        N/A         74%

Retail Superstores
------------------

Staples                   53%     $9,078     $9,502      13.9x      11.2x      27.3x      21.7x        7.7%         28%        23%

Office Depot              41%      3,566      3,532       6.1x       4.4x      12.4x      10.0x        5.7%         19%        22%

OfficeMax                 52%        791        892       4.6x       4.1x      12.1x      10.3x        4.0%         19%        14%

Distributors
------------

United Stationers         93%       $934     $1,271       6.0x       5.4x      11.4x       9.7x        6.2%         16%        47%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Analysis based on share prices as of 3/8/00. BCOP numbers assume net debt $366 million including JPG earnout and proceeds from options.

(1) Buhrmann NV pro forma for acquisition of Corporate Express for $9.70 per share completed 10/28/99.

Source: Company reports, Investext equity research and I/B/E/S consensus earnings estimates.


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

                                                                CONFIDENTIAL  16
--------------------------------------------------------------------------------
      Project Clip


Comparable Company Analysis
--------------------------------------------------------------------------------

(Dollars in Millions, Except Per Share Amounts)

==============================================================================================
                                                            ENTERPRISE           IMPLIED PER
      METRIC             AMOUNT     MULTIPLE RANGE             VALUE             SHARE VALUE
----------------------------------------------------------------------------------------------
1999A EPS                $1.10      11.5x - 14.0x         $1,219 - $1,405      $12.65 - $15.40
2000E EPS                $1.21      10.0x - 12.0x         $1,182 - $1,345      $12.10 - $14.52
1999A EBITDA             $210        5.0x - 7.0x          $1,052 - $1,473      $10.17 - $16.42
2000E EBITDA             $233        4.5x - 6.5x          $1,048 - $1,514      $10.11 - $17.03

----------------------------------------------------------------------------------------------
CSFB Reference Range                                      $1,100 - $1,400      $10.88 - $15.37
----------------------------------------------------------------------------------------------

-------------------------------------   ----------------------------------------
         1999A P/E MULTIPLES                      2000E P/E MULTIPLES
-------------------------------------   ----------------------------------------

    [SEE DATA POINTS THAT FOLLOW]            [SEE DATA POINTS THAT FOLLOW]

-------------------------------------   ----------------------------------------


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

                                                                CONFIDENTIAL  17
--------------------------------------------------------------------------------
      Project Clip


  1999A P/E Multiples
  -------------------

Office Max        12.0x
Office Depot      13.6x
BCOP              15.4x
Buhrmann NV       19.8x
Staples           31.1x


  2000E P/E Multiples
  -------------------

Office Max        10.2x
Office Depot      10.9x
BCOP              14.0x
Buhrmann NV       15.4x
Staples           24.7x


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

                                                                CONFIDENTIAL  18
--------------------------------------------------------------------------------
      Project Clip


Premiums Paid Analysis - Minority Squeeze-Outs
--------------------------------------------------------------------------------

Minority Squeeze-Out Transactions - Last Five Years


                         [ SEE DATA POINTS THAT FOLLOW ]


--------------------------------------------------------------------------------


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

                                                                CONFIDENTIAL  19
--------------------------------------------------------------------------------
      Project Clip


Premium

      15%
      19%
      19%
      20%
      20%
      21%
      21%
      25%
      26%
      28%
      28%
      42%
      52%
      54%
      55%
      57%
      58%
      60%
      60%
      68%
      78%
      95%


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------ SUISSE  BOSTON ----------------------------------------------------------

                                                                CONFIDENTIAL  20
--------------------------------------------------------------------------------
      Project Clip


Summary Valuation Overview
--------------------------------------------------------------------------------

=================================================================================================
                                        ENTERPRISE VALUE /       1999A ENTERPRISE   2000E PRICE /
        METHODOLOGIES              IMPLIED PER SHARE VALUE(1)     VALUE / EBITDA       EARNINGS
-------------------------------------------------------------------------------------------------
Discounted Cash Flow Analysis

Case #1                                   $1,475 - $1,900           7.0x - 9.0x     13.9x - 19.3x
                                          $16.45 - $22.79

Case #2                                   $1,250 - $1,550           5.9x - 7.4x     11.1x - 14.9x
                                          $13.11 - $17.59

Comparable Companies Analysis             $1,100 - $1,400           5.2x - 6.7x      9.2x - 13.0x
                                          $10.88 - $15.37

Premiums Paid Analysis                    $1,200 - $1,500           5.7x - 7.1x     10.5x - 14.2x
                                          $12.36 - $16.85

-------------------------------------------------------------------------------------------------
CSFB Reference Range                      $1,300 - $1,600           6.2x - 7.6x     11.7x - 15.5x
                                          $13.85 - $18.34
-------------------------------------------------------------------------------------------------

(1) Based on adjustments below.

          Adjustments to Enterprise Value
          (Amounts in Millions, Except Per Share Amounts)
          ===========================================================

          -----------------------------------------------------------
          Enterprise Value Range                    $1,300  -  $1,600
          (-) Debt(1)                                $366   -   $366
          (-) JPG Earnout(2)                          46    -    46
          (+) Cash(1)                                 25    -    25
          (+) Option Proceeds(3)                      20    -    22
                                                    ------     ------
          Implied Equity Value Range                 $933   -  $1,235
          Fully-Diluted Shares Outstanding(4)        67.3   -   67.3
          Implied Per Share Value Range             $13.85  -  $18.34
          -----------------------------------------------------------

(1)   Balance sheet items as of December 31, 1999.
(2) JPG earnout is a final payment related to the acquisition of JPG due on April 1, 2000.
(3)   Option proceeds on high end of range includes prospective tax benefit.
(4)   Includes gross option shares.


       CREDIT  FIRST
------ SUISSE  BOSTON ----------------------------------------------------------